Segment Information (Details)	12 Months Ended
Jun. 30, 2026
Segment Information [Abstract]
CODM, description	The Company has identified its Chief Executive Officer and senior management team as its chief operating decision maker (the “CODM”). The CODM is responsible for assessing the Company’s operating performance and making decisions about the allocation of resources.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer